Commitments	12 Months Ended
Jan. 31, 2016
Commitments Disclosure [Abstract]
Commitments disclosure
Commitments
The Company has long-term leases for stores and equipment. Rentals (including amounts applicable to taxes, insurance, maintenance, other operating expenses and contingent rentals) under operating leases and other short-term rental arrangements were $2.5 billion in fiscal 2016 and $2.8 billion in both fiscal 2015 and 2014.
Aggregate minimum annual rentals at January 31, 2016, under non-cancelable leases are as follows:

(Amounts in millions)
Fiscal Year	Operating Leases	Capital Lease and Financing Obligations
2017	$2,057	$815
2018	1,989	758
2019	1,794	710
2020	1,697	655
2021	1,530	624
Thereafter	12,438	5,093
Total minimum rentals	$21,505	$8,655
Less estimated executory costs		39
Net minimum lease payments		8,616
Noncash gain on future termination of financing obligation		1,070
Less imputed interest		(3,319)
Present value of minimum lease payments		$6,367

Certain of the Company's leases provide for the payment of contingent rentals based on a percentage of sales. Such contingent rentals were not material for fiscal 2016, 2015 and 2014. Substantially all of the Company's store leases have renewal options, some of which may trigger an escalation in rentals.
The Company has future lease commitments for land and buildings for approximately 215 future locations. These lease commitments have lease terms ranging from 10 to 30 years and provide for certain minimum rentals. If executed, payments under operating leases would increase by $34 million for fiscal 2017, based on current cost estimates.
In connection with certain long-term debt issuances, the Company could be liable for early termination payments if certain unlikely events were to occur. At January 31, 2016, the aggregate termination payment would have been $44 million. The arrangement pursuant to which this payment could be made will expire in fiscal 2019.